Trust for Advised Portfolios
Supplement dated September 28, 2023
to the Summary Prospectus
dated January 31, 2023
Ziegler FAMCO Hedged Equity Fund

As stated in the supplement to the Summary Prospectus dated August 15, 2023, Ziegler Capital Management, LLC (“ZCM”), investment adviser to Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”), has recommended, and the Board of Trustees of the Trust for Advised Portfolios has approved, a plan of reorganization whereby the Acquired Fund, a series of Trust for Advised Portfolios, will reorganize into the the DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”), a series of Centaur Mutual Funds Trust. This supplement serves as notification that the reorganization date of the Fund has changed from September 29, 2023 to October 20, 2023.
This supplement supersedes and replaces the supplement dated August 15, 2023.
We wish to inform you that the Board of Trustees of Trust for Advised Portfolios has approved a plan of reorganization whereby the Acquired Fund, a series of Trust for Advised Portfolios, will reorganize into the Acquiring Fund, a series of Centaur Mutual Funds Trust. The Reorganization, which is expected to be tax free to the shareholders of the Acquired Fund and which is subject to a number of closing conditions, including the approval of the Acquired Fund shareholders, will entail the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquired Fund.
The Reorganization will shift investment management oversight responsibility for the Acquired Fund from ZCM to DCM Advisors, LLCs, Inc., an experienced provider of investment advisory services. USCA Asset Management LLC, as sub-adviser, however, will continue to provide day-to-day portfolio management as the sub-adviser to the Acquiring Fund, subject to the New USCA Sub-Advisory Agreement approval by shareholders of the Acquiring Fund.
If shareholders of the Acquired Fund approve the Reorganization, the Reorganization is expected to take effect on or about the close of October 20, 2023. At that time, the Institutional Class shares of the Acquired Fund that you currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Acquired Fund shares.
In the next few weeks, the Acquired Fund shareholders of record will receive a proxy statement/prospectus that contains pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization. The proxy statement/prospectus will also provide shareholders an opportunity to vote on the proposed Reorganization.

Please retain this supplement with your Summary Prospectus for future reference.